Exhibit 10.11
CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY […***…], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
First Amendment to License Agreement
AMENDMENT dated as of December 17, 2004, to the License Agreement with an Effective Date of January 7th, 2004 between PRINCETON UNIVERSITY, a not-for-profit corporation duly organized and existing under the laws of the State of New Jersey and having a principal place of business at 4 New South Building, Princeton, New Jersey 08544-0036, United States of America, (“PRINCETON”) and BIONANOMATRIX LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (hereinafter referred to as “Licensee”).
W I T N E S S E T H
WHEREAS, the Parties have entered into the Agreement and would like to amend the Agreement;
WHEREAS, the Parties now seek to amend the terms of the Agreement as set forth herein.
NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Parties agree to as follows:

1.	Section 6.1 shall be shall be deleted in its entirety and replaced with the following language:
License Payment. BioNanomatrix agrees to pay to Princeton a license fee of […***…] (the “License Fee”). The License Fee shall be payable by BioNanomatrix in […***…]. In the event this Agreement is terminated by BioNanomatrix for any reason before the second anniversary of the Effective Date of this Agreement, then BioNanomatrix shall not be obligated to make […***…]. The License Fee is […***…]. After payment of these amounts, there shall be no further payment obligations of BioNanomatrix except as set for the Sections 6.2 through 6.8.

2.	Section 5.4 (b) shall be shall be deleted in its entirety and replaced with the following language:
Bionanomatrix shall have raised at least […***…] prior to […***…].

BIONANOMATRIX LLC

/s/ Michael T. Boyce-Jacino	Michael T. Boyce-Jacino	12/23/04
By	Print Name	Date

PRINCETON UNIVERSITY

/s/ Michelle D. Christy	Michelle D. Christy	1/5/2005
By	Print Name	Date